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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM 8-K
                             ----------------------
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 15, 2004

                                CCO HOLDINGS, LLC

                           CCO HOLDINGS CAPITAL CORP.
           (Exact name of registrants as specified in their charters)

                                    DELAWARE

                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)

           333-112593                                               86-1067239
          333-112593-01                                             20-0257904
          -------------                                              ----------
    (Commission File Number)                          (I.R.S. Employer Identification Number)

                             12405 POWERSCOURT DRIVE
                            ST. LOUIS, MISSOURI 63131
           (Address of principal executive offices including zip code)

                                 (314) 965-0555
              (Registrants' telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                             ----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 15, 2004, indirect subsidiaries of Charter Communications, Inc., CCO Holdings, LLC (CCO Holdings) and CCO Holdings Capital Corp., (with CCO Holdings, the Issuers) issued $550 million Senior Floating Rate Notes due 2010 (the Notes). The Notes have a six-year term and have an annual interest rate of LIBOR plus 4.125%, reset and payable quarterly.

The Issuers may redeem the notes in whole or in part at the Issuers' option from December 15, 2006 until December 14, 2007 for 102% of the principal amount, from December 15, 2007 until December 14, 2008 for 101% of the principal amount and from and after December 15, 2008, at par, in each case, plus accrued and unpaid interest. At any time prior to December 15, 2006, the Issuers may redeem up to 35% of the Notes in an amount not to exceed the amount of proceeds of one or more public equity offerings at a redemption price equal to 100% of the principal amount, plus a premium equal to the interest rate per annum applicable to the Notes on the date notice of redemption is given, plus accrued and unpaid interest, if any, to the redemption date, provided that at least 65% of the original aggregate principal amount of the Notes issued remains outstanding after the redemption.

The Notes will be unsecured and will rank equally with all the existing and future senior unsecured debt of the Issuers and senior to all existing and future subordinated debt of the Issuers. The Notes will be effectively subordinated to all of secured obligations of the Issuers to the extent of the collateral securing those obligations and will be structurally subordinated to indebtedness and other liability of the Issuers' subsidiaries.

The Issuers plan to use the net proceeds from the sale of the Notes to pay down debt of subsidiaries, which may include paying (but not reducing permanently) revolving balances under Charter Communications Operating LLC's credit facilities and paying amounts outstanding under their subsidiaries' outstanding notes, and for general corporate purposes.

Under the Indenture governing the Notes, the Issuers are restricted in their ability to pay dividends on stock or repurchase stock; make investments; borrow money; grant liens; sell all or substantially all of their assets or merge with or into other companies; use the proceeds from sales of assets and subsidiaries' stock; in the case of restricted subsidiaries, create or permit to exist dividend or payment restrictions; and engage in certain transactions with affiliates.

Upon a change of control, subject to certain conditions and restrictions, the Issuers may be required to offer to purchase all of the Notes at a purchase price of 101% of their principal amount plus accrued and unpaid interest, if any, to the date of the purchase.

Pursuant to the Registration Rights Agreement, the Issuers have agreed to file with the SEC within ninety (90) days of the date of issuance a registration statement with respect to a registered offer to exchange the notes for notes with terms identical in all material respect to the Notes. In addition, the Issuers have agreed to use reasonable best efforts to cause the exchange offer registration statement to become effective within 210 days after the date of issuance; cause the exchange offer to be consummated within 30 business days after the effective date of the exchange offer registration statement or longer, if required by the federal securities laws; and file a shelf registration statement for the resale of the Notes if the Issuers cannot effect an exchange offer within the specified time period and in certain other circumstances. If the Issuers fail to comply with certain obligations under the registration rights agreements, the Issuers will be required to pay special interest to holders of Notes.

The Notes were sold to qualified institutional buyers in reliance on Rule 144A and outside the United States to non-U.S. persons in reliance on Regulation S. The Notes have not been registered under the Securities Act of 1933, as amended (the Securities Act), and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OR A REGISTRANT.

The information in Item 1.01 of this Form 8-K is hereby incorporated by reference to this Item 2.03.
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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed pursuant to Item 2.03:

EXHIBIT
NUMBER        DESCRIPTION
------        -----------
10.1          Indenture dated as of December 15, 2004 among CCO Holdings, LLC,
              CCO Holdings Capital Corp. and Wells Fargo Bank, N.A., as
              trustee. *
10.2          Exchange and Registration Rights Agreement dated
              December 15, 2004. *
99.1          Press release dated December 15, 2004. *

     * filed herewith
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CCO Holdings, LLC and CCO Holdings Capital Corp. have duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CCO HOLDINGS, LLC
                                 REGISTRANT

                                 By:  CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: December 20, 2004

                                 By: /s/  Paul E. Martin
                                 Name:    Paul E. Martin
                                 Title:   Interim Co-Chief Financial Officer,
                                          Senior Vice President and Corporate
                                          Controller (Co-Principal
                                          Financial Officer and
                                          Principal Accounting Officer)

                                 CCO HOLDINGS CAPITAL CORP.
                                 REGISTRANT

Dated: December 20, 2004


                                 By: /s/  Paul E. Martin
                                 Name:    Paul E. Martin
                                 Title:   Interim Co-Chief Financial Officer,
                                          Senior Vice President and Corporate
                                          Controller (Co-Principal Financial
                                          Officer and
                                          Principal Accounting Officer)


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
------        -----------
10.1          Indenture dated as of December 15, 2004 among CCO Holdings, LLC,
              CCO Holdings Capital Corp. and Wells Fargo Bank, N.A., as
              trustee. *
10.2          Exchange and Registration Rights Agreement dated
              December 15, 2004. *
99.1          Press release dated December 15, 2004. *

* filed herewith